                                                                 Exhibit 10(ee)


                         THIRD AMENDMENT TO CREDIT AGREEMENT


    This Amendment is made as of August 7, 1997 between NUCLEAR METALS, INC., a Massachusetts corporation ("Nuclear Metals"), CAROLINA METALS, INC., a Delaware corporation ("Carolina Metals") (together with Nuclear Metals, the "Borrowers") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the "Bank").

    WHEREAS, the Bank established a credit facility for the Borrowers pursuant to a Credit Agreement dated as of March 31, 1995 (as amended, the "Credit Agreement"); and

    WHEREAS, the Credit Agreement was amended by a First Amendment dated as of June 30, 1995 ("First Amendment"); and

    WHEREAS, the Bank created an additional credit facility for the Borrowers pursuant to a letter agreement dated September 26, 1995 ("Line of Credit") which has expired; and

    WHEREAS, a Forbearance and Amendment Agreement dated as of January 11, 1996 further amended the Credit Agreement (as amended, the "Forbearance Agreement"); and

    WHEREAS, the Credit Agreement was further amended by a Second Amendment dated as of December 24, 1996 ("Second Amendment"); and

    NOW THEREFORE, the parties hereby agree as follows:

    1. Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

              "Subject to the terms and conditions hereof, and in reliance on the representations and warranties contained herein the Bank hereby establishes a credit facility in favor of the Borrowers in the principal amount of $6,550,000 (the "Credit"). The Credit consists of a revolving line of credit of $6,550,000 (the "Revolving Credit").

    2. Section 1.02 The Revolving Credit, subsections (a) is amended in its entirety to read as follows:

         "(a) Amount.  Provided no Event of Default (as defined in
         Article V) or event which with the passage of time or notice, or both, would become an Event of Default has occurred and is continuing, each Borrower may time to time from the date hereof up to February 28, 1998 (the "Maturity
         Date") borrow and reborrow from the Bank and the Bank shall advance funds under the Revolving Credit to such Borrower
         (an "Advance" or the "Advances"); provided that the aggregate of all Advances outstanding at any time shall not exceed $6,550,000 less the maximum aggregate liability of the Borrowers under any outstanding letters of credit issued prior to the date hereof or pursuant to this Credit Agreement (the "Maximum Credit").

    3. Section 1.02(d) The Revolving Credit Note is amended by substituting the form of note attached hereto for Exhibit 1.02(d).

    4. Section 1.05 Letters of Credit, subsections (c) and (e) are amended in their entirety to read as follows:

         (c)  Commission.    The Borrowers agree to pay Bank in
         advance two percent (2%) per year (prorated based upon the number of days from the issue date to the expiration date) of the face amount of any Letters of Credit issued or renewed after the date hereof, together with any transactional fees at the Bank's customary rates.

         (e)  Amount.   The aggregate amount of Letters of Credit
         outstanding at any time shall not exceed $3,550,000.

    5. The Borrowers represent and warrant that (i) all the representations set forth in the Credit Agreement dated as of March 31, 1995 including, without limitation, the Schedules, are true and accurate as of the date hereof subject to any changes set forth on the Exhibits hereto and (ii) no Event of Default exists.

    6. Except as forth herein and in the First Amendment, the Forbearance Agreement and the Second Amendment, the Credit Agreement shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties have signed this Second Agreement as of the date first above written.

                                  NUCLEAR METALS, INC.



                                  By: /s/ James M. Spiezio
                                     -----------------------------

                                  CAROLINA METALS, INC.



                                  By: /s/ James M. Spiezio
                                      ----------------------------

                                  STATE STREET BANK AND TRUST COMPANY



                                  By: /s/ William R. Dewey IV
                                     ------------------------------
                                      Vice President